Exhibit 99.02

From: Josh Vance <jvance@XXXXXXXX>
Sent: Tuesday, February 10, 2026 7:25 PM
To: Rich Kaiser <XXXXXX>; Josh Vance <jXXXXXXX>; Grant Cramer <XXXXXX@bravoXXXXXXX>; gcramer@lXXXXXXXXX <gcramer@XXXXXXXXX>
Subject: Re: BRVO: BRAVO MULTINATIONAL INCORPORATED - Resignation Letter

Rich,

Please accept this email as my resignation as a director of Bravo Multinational Incorporated.  This resignation is due solely to personal reasons.  There was no disagreement or dispute of any kind with the Company and its Management.

Sincererly,

Josh Vance, CCIM

312 XXXX

Salt Lake City, UT 84111

T: xxxxx

M: xxxx

jvance@XXXXXX

Please Note My New Email Address